Exhibit 99.1

PRESS RELEASE

Contact Information: Kite Realty Group Trust

Jason Colton

SVP, Capital Markets & Investor Relations

317.713.2762

jcolton@kiterealty.com

Kite Realty Group Trust Announces Pricing of

$175 Million Exchangeable Senior Notes Offering

Indianapolis, Indiana, March 18, 2021 - Kite Realty Group Trust (NYSE: KRG) (the “Company”) announced today that on March 17, 2021 its operating partnership, Kite Realty Group, L.P. (the “Operating Partnership”), priced an offering of $175 million aggregate principal amount of 0.75% exchangeable senior notes due 2027 in a private placement to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The Operating Partnership also granted the initial purchasers of the notes an option to purchase up to an additional $25 million aggregate principal amount of notes. The sale of the notes is expected to close on March 22, 2021, subject to customary closing conditions.

The notes will be the Operating Partnership’s senior unsecured obligations and will accrue interest payable semi-annually in arrears on April 1 and October 1 of each year, beginning on October 1, 2021, at a rate of 0.75% per year. The notes will mature on April 1, 2027 (the “Maturity Date”), unless earlier exchanged, repurchased or redeemed. Prior to January 1, 2027, the notes will be exchangeable into cash up to the principal amount of the notes exchanged and, if applicable, cash or common shares of beneficial interest, par value $0.01 per share, of the Company (the “Common Shares”) or a combination thereof, only upon certain circumstances and during certain periods. On or after January 1, 2027, the notes will be exchangeable into cash up to the principal amount of the notes exchanged and, if applicable, cash or Common Shares or a combination thereof at the option of the holders at any time prior to the close of business on the second scheduled trading day preceding the Maturity Date. The exchange rate will initially equal 39.6628 Common Shares per $1,000 principal amount of notes (equivalent to an exchange price of approximately $25.21 per Common Share and an exchange premium of approximately 25% based on the closing price of $20.17 per Common Share on March 17, 2021). The exchange rate will be subject to adjustment upon the occurrence of certain events, but will not be adjusted for any accrued and unpaid interest.

The Operating Partnership may redeem the notes, at its option, in whole or in part, on any business day on or after April 5, 2025, if the last reported sale price of the Common Shares has been at least 130% of the exchange price then in effect for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period ending on, and including, the trading day immediately preceding the date on which the Operating Partnership provides notice of redemption at a redemption price equal to 100% of the principal amount of the notes to be redeemed, plus accrued and unpaid interest to, but excluding, the redemption date.

In connection with the pricing of the notes, the Operating Partnership entered into privately negotiated capped call transactions with certain of the initial purchasers or their respective affiliates (the “Option Counterparties”). The capped call transactions cover, subject to anti-dilution adjustments substantially similar to those applicable to the notes, the number of Common Shares underlying the notes. The capped call transactions are generally expected to reduce the potential dilution to the Common Shares upon any exchange of the notes and/or offset any cash payments the Operating Partnership is required to make in excess of the principal amount of such exchanged notes, as the case may be, with such reduction and/or offset subject to a cap. The cap price of the capped call transactions will initially be approximately $30.26, which represents a premium of approximately 50% over the last reported sale price of the Common Shares on the New York Stock Exchange on March 17, 2021, and is subject to anti-dilution adjustments under the terms of the capped call transactions.

The Operating Partnership estimates that the net proceeds from the offering will be approximately $169.7 million (or approximately $194.1 million if the initial purchasers exercise their option to purchase additional notes in full), after deducting the initial purchasers’ discount and estimated offering expenses payable by the Company and the Operating Partnership. The Operating Partnership intends to use the net proceeds from the offering of the notes to enter into the capped call transactions, to repay a portion of its outstanding indebtedness and, if any net proceeds remain, for general corporate purposes.

In connection with establishing their initial hedges of the capped call transactions, the Option Counterparties or their respective affiliates expect to purchase Common Shares and/or enter into various derivative transactions with respect to the Common Shares concurrently with or shortly after the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of the Common Shares or the notes at that time.

In addition, the Option Counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to the Common Shares and/or purchasing or selling the Common Shares or other securities of the Company or the Operating Partnership in secondary market transactions following the pricing of the notes and prior to the maturity of the notes (and are likely to do so following any exchange, repurchase, or redemption of the notes, to the extent the capped call transactions are proportionately unwound at that time). This activity could also cause or avoid an increase or a decrease in the market price of the Common Shares or the notes, which could affect the ability of holders to exchange the notes. To the extent the activity occurs during any observation period related to an exchange of the notes, it could also affect the number of Common Shares and value of the consideration that holders will receive upon exchange of the notes.

Neither the notes nor the Common Shares issuable upon exchange of the notes have been registered under the Securities Act or any state securities laws, and unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws. Accordingly, the notes are being offered and sold only to persons reasonably believed to be qualified institutional buyers (as defined in Rule 144A under the Securities Act).

This press release does not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any offer or sale of, the notes in any jurisdiction in which the offer, solicitation or sale of the notes would be unlawful prior to the registration or qualification thereof under the securities laws of any such state or jurisdiction.

About Kite Realty Group Trust

Kite Realty Group Trust is a full-service, vertically integrated real estate investment trust (REIT) that provides communities with convenient and beneficial shopping experiences. We connect consumers to retailers in desirable markets through our portfolio of neighborhood, community, and lifestyle centers. Using operational, development, and redevelopment expertise, we continuously optimize our portfolio to maximize value and return to our shareholders.

Safe Harbor

This release, together with other statements and information publicly disseminated by us, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements, financial or otherwise, expressed or implied by the forward-looking statements.

Currently, one of the most significant factors that could cause actual outcomes to differ materially from the forward-looking statements is the potential adverse effect of the current pandemic of the novel coronavirus (“COVID-19”), including possible resurgences and mutations, on the financial condition, result of operations, cash flows and performance of the Company and its tenants, the real estate market and the global economy and financial markets. The effects of COVID-19 have caused and may continue to cause many of the Company’s tenants to close stores, reduce hours or significantly limit service, making it difficult for them to meet their obligations, and therefore has and will continue to impact us significantly for the foreseeable future. COVID-19 has impacted the Company significantly, and the extent to which it will continue to impact the Company and its tenants will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the speed and effectiveness of vaccine and treatment developments and distribution pipeline, the actions taken to contain the pandemic or mitigate its impact, and the direct and indirect economic effects of the pandemic and containment measures.

Additional risks, uncertainties and other factors that might cause such differences, some of which could be material, include but are not limited to: national and local economic, business, real estate and other market conditions, particularly in connection with low or negative growth in the U.S. economy as well as economic uncertainty; financing risks, including the availability of, and costs associated with, sources of liquidity; the Company’s ability to refinance, or extend the maturity dates of, the Company’s indebtedness; the level and volatility of interest rates; the financial stability of tenants, including their ability to pay rent or request rent concessions, and the risk of tenant insolvency and bankruptcies; the competitive environment in which the Company operates, including potential oversupplies and reduction in demand for rental space; acquisition, disposition, development and joint venture risks; property ownership and management risks, including the relative illiquidity of real estate investments, periodic costs to repair, renovate and re-lease spaces, operating costs and expenses, vacancies or the inability to rent space on favorable terms or at all; the Company’s ability to maintain the Company’s status as a real estate investment trust for U.S. federal income tax purposes; potential environmental and other liabilities; impairment in the value of real estate property the Company owns; the attractiveness of the Company’s properties to tenants, the actual and perceived impact of e-commerce on the value of shopping center assets and changing demographics and customer traffic patterns; risks related to the geographical concentration of the Company’s properties in Florida, Indiana, Texas, North Carolina, and Nevada; civil unrest, acts of terrorism or war, acts of God, climate change, epidemics, pandemics (including COVID-19), natural disasters and severe weather conditions such as hurricanes, tropical storms, tornadoes, earthquakes, droughts, floods and fires, including such events or conditions that may result in underinsured or uninsured losses or other increased costs and expenses; changes in laws and government regulations including governmental orders affecting the use of the Company’s properties or the ability of its tenants to operate, and the costs of complying with such changed laws and government regulations; possible short-term or long-term changes in consumer behavior due to COVID-19 and the fear of future pandemics; insurance costs and coverage; risks associated with cybersecurity attacks and the loss of confidential information and other business disruptions; other factors affecting the real estate industry generally; and other risks identified in reports the Company files with the SEC or in other documents that it publicly disseminates, including, in particular, the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020. The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

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